Share Based Compensation	6 Months Ended
Jun. 30, 2021
Share-based Payment Arrangement [Abstract]
Share based compensation
19.	Share based compensation

Shenzhen Meten adopted the 2013 employee equity incentive plan (“2013 Plan”) for the granting of share-based awards to executive management, key employees and directors of the Group in exchange for their services. Shenzhen Meten may, at its sole discretion, grant any employee awarded share units of Shenzhen Meten, which are held by the participating employees through special purpose vehicles.

According to the terms of the 2013 Plan, the awarded share units would be contingently redeemable upon the occurrence of certain events. The repurchase price is determined based on a number of factors, including, but not limited to, the original subscription price of the share units and the business performance of the Group. The Company has made an assessment of the cash settlement feature in the award and the probability of the contingent event’s occurrence. Based on the assessment, the Company concluded that the cash settlement feature could be exercised only on the occurrence of a contingent event that is outside the employee’s control, and is not probable of occurring. Accordingly, the Company classified the award as equity.

In conjunction with the Reorganization in 2018, the Group adopted the 2018 Share Incentive Plan (“2018 Plan”), which was approved by the board of directors of the Company, to replace the 2013 Plan adopted by Shenzhen Meten. Under the 2018 Plan, the maximum aggregate number of options that may be issued shall not exceed 20,085,242. The awards granted and outstanding under 2013 Plan adopted by Shenzhen Meten survived and remain effective and binding under the 2018 Plan.

All stock options granted under the 2018 Plan are not exercisable prior to the relevant shares becoming a listed security and certain of the option granted to employees are required to render service to the Group in accordance with a service schedule stipulated in the relevant award agreement.

In the year ended December 31, 2017, 2,178,528 share units were granted to employees which carried a vesting period of 5 years and a subscription price of RMB1 per unit. On December 14, 2019 (“Vesting Commencement Date”), the Company further granted 8,357,311 share units to employees which vested one week after the Vesting Commencement Date at weighted average subscription price of US$0.0055 per unit.

The Company accounts for the compensation cost based on the fair value of the awarded share units on the grant-date, on which all criteria for establishing the grant dates are satisfied. The grant-date fair value of the awarded share units is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

The following table sets forth the summary of the awarded shares unit activities. The number of awarded share units were retrospectively adjusted to reflect the share capital structure of the Company as of December 31, 2020.

	Number of share units	Weighted average grant-date fair value per share unit

As of January 1, 2018	1,854,193	24.16
Forfeited	(72,865)	38.52
As of December 31, 2018	1,781,328	23.47
Granted	1,269,373	70.32
As of December 31, 2019	3,050,701	43.52

In connection with the Mergers, the Company adopted a new incentive plan to replace the 2018 Plan. The Company rolled over awards granted under the 2013 Plan and 2018 Plan with the same amount and terms. As a result, options to purchase 3,050,701 of the Company’s ordinary shares were issued and outstanding on March 30, 2020. Additionally, the Company reserved for issuance, pursuant to the plan, one percent (1%) of the total issued and outstanding ordinary shares on the closing date (being 531,005 ordinary shares), and will reserve an additional 1% of then-outstanding shares each year for a period of four years following the first anniversary of the closing date of the Mergers.

The share-based compensation expenses, excluding Likeshuo HK, of RMB27,664 and RMB32,769 were charged to general and administrative expenses for the year ended December 31, 2020 and the six months ended June 30, 2021, respectively. As of December 31, 2020, there was approximately RMB6,351, excluding Likeshuo HK, of total unrecognized compensation cost related to unvested awarded share units. The unrecognized compensation costs are expected to be recognized over a weighted average period of approximately 1.5 years.

The estimated fair value of the awards on each date of grant was determined by management based on discounted cash flow method conducted by Jones Lang LaSalle. The grantor first determined its equity value by using income approach, which required the estimation of future cash flows, and the application of an appropriate discount rate with reference to comparable listed companies engaged in the similar industry to convert such future cash flows to a single present value, and then allocated the equity value into the awarded shares. No income tax benefit was recognized in the consolidated statements of comprehensive income(loss) as the share-based compensation expense was not tax deductible. Service and non-market performance conditions attached to the arrangements were not taken into account in measuring fair value. There were no market conditions associated with the arrangements.

Subsidiary-Likeshuo HK

In December 2020, Likeshuo HK adopted its 2020 Management Investment Plan (the “Likeshuo HK 2020 Plan”), which permits the grant of restricted shares, options and share appreciation rights to the managements to purchase Likeshuo HK ’s newly issued shares. Under the Likeshuo HK 2020 Plan, 15% of newly issued shares of Likeshuo HK were acquired by certain senior members of the management of the Likeshuo online business (the “Likeshuo Management Investment”) and 5% of shares of Likeshuo HK were reserved for future share incentive awards (the “Likeshuo ESOP Reservation”). The consideration in respect of the Likeshuo Management Investment and Likeshuo ESOP Reservation consists of (i) RMB20,000 cash consideration payable from the relevant Likeshuo management’s personal funds; and (ii) satisfaction of certain performance targets for the Likeshuo online business. The cash consideration was determined based on the valuation of the Likeshuo online business, at approximately RMB301,200, as determined by an independent third-party valuation. Restricted shares are granted from post incentives and performance incentives, which are unlocked in three years.

As of December 31, 2020, the share option pool under the Likeshuo HK 2020 Plan approved by the board of directors of Likeshuo HK was 1,875 Likeshuo HK’s ordinary shares. The Likeshuo ESOP Reservation has reserved 625 Likeshuo HK’s ordinary shares. As of December 31, 2020, the unrecognized share-based compensation cost related to its restricted shares was RMB15,650.The share-based compensation expense of RMB24,592 for Likeshuo ESOP Reservation was charged to general and administrative expenses for the year ended December 31,2020.

As of June 30, 2021, the Likeshuo ESOP Reservation had reserved 1,327,514 Likeshuo HK’s ordinary shares to Pan Yanqiong of Likeshuo, Chief Marketing Officer. The share-based compensation expense of RMB5,589 for Likeshuo ESOP was charged to general and administrative expenses for the six months ended June 30, 2021.